EXHIBIT 10.6

AMENDED AND RESTATED
EMPLOYMENT AND NON-COMPETE AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AND NON-COMPETE AGREEMENT (this “Agreement”) is entered into and effective as of the 14th day of March, 2011 (the “Effective Date”), by and among Macoven Pharmaceuticals, LLC, a Louisiana limited liability company (“Employer”), Pernix Therapeutics Holdings, Inc., a Maryland corporation and sole member of Employer (“Parent”) and John McMahon, a resident of the lawful age of majority of the Commonwealth of Kentucky (“Employee”), who hereby agree as follows:

WHEREAS, Employer, Employee and Parent entered into an Employment and Non-Compete Agreement on September 8, 2010 (the “Original Agreement”) as an inducement to Employee joining Employer as its Vice President of Sales;

WHEREAS, the parties agree and acknowledge that no equity award was payable to Employee for the quarter ended December 31, 2010 under the terms of the Original Agreement; and

WHEREAS, the parties desire to amend and restate the Original Agreement for the purpose of creating an incentive component of Employee’s compensation package that better aligns the interests of Parent, Employer and Employee.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employer, Parent and Employee, intending to be legally bound, hereby agree as follows:

1. Period of Employment.  Employer shall employ Employee, and Employee shall serve Employer during the period commencing on the Effective Date, and continuing through and including June 30, 2016 (the “Term”).  The Term shall automatically renew each year thereafter in accordance with the terms of this Agreement unless otherwise terminated by either Employer or Employee.

2. Duties and Responsibilities.  Employee shall be employed by Employer as Vice President of Sales of Employer.  As such, Employee shall provide services typically provided by a Vice President of Sales in the Business of the Employer (as defined in Section 10(b)), including, without limitation, overseeing and managing the sales and marketing activities of Employer and such other duties and responsibilities as may from time to time be assigned to or vested in Employee by Parent’s Board of Directors (the “Board”) or by any officer of Employer or Parent superior to Employee.  Employee shall have no authority to contractually bind Employer or Parent, and shall not be considered an executive officer of Employer or Parent within the meaning of the Securities Exchange Act of 1934, as amended.  Additionally, Employee’s employment by Employer shall be subject to, and limited by, the following conditions:

(a) Employee shall be available to provide a minimum of forty-five (45) hours and a maximum of sixty (60) hours per week of services to Employer.  Employee shall provide such services upon request of Employer, but Employer shall not be obligated to request that such services be provided.  So long as Employee is employed by Employer, Employee shall devote Employee’s full time, attention, skill and ability during normal and usual business hours (and outside those hours when reasonably necessary to fulfill Employee’s duties hereunder) to the faithful and diligent performance of the duties and responsibilities described herein.

(b) Employee shall (i) devote his full time, energy and attention during regular business hours (and outside those hours when reasonably necessary to fulfill Employee’s duties hereunder) solely to the benefit and the Business of the Employer; (ii) not be employed by any other person or entity, whether on a full-time or part-time basis, or otherwise act as a consultant or independent contractor for the benefit of any other person or entity; and (iii) not undertake any other activities (individually or collectively), that conflict or materially interfere with the performance of Employee’s duties hereunder, provided that in no event shall Employee be prohibited from performing personal and/or charitable activities and any other activities as may be approved by Employer.

(c) Employee’s services shall be performed from Employee’s home located at Louisville, Kentucky or such other location as may be requested from time to time by Employer, as well as at such other locations and subject to such travel requirements as may be reasonably necessary to the performance of Employee’s duties hereunder, provided that Employee’s main work location shall not be moved from Louisville, Kentucky without Employee’s prior written consent.

3. Compensation.  As compensation to the Employee for the services to be rendered pursuant to this Agreement:

(a) Employer shall pay to Employee an annual base salary of Two Hundred and Eight Thousand Dollars ($208,000) (the “Salary”), payable in accordance with Employer’s normal salary payment schedule.

(b) For each calendar year beginning with 2011 and continuing during the term of this Agreement, Employee shall be eligible for an annual cash bonus based on the performance of Employee’s duties at the conclusion of each calendar year, up to 100% of Salary, with the determination of whether to award any annual bonus and the amount of any such bonus to be made by Employer in its sole and absolute discretion.  The Employee must be employed with the Employer, the Parent, or another subsidiary of the Parent on the last day of the performance year in order to be eligible for any such bonus.  Payment of any such bonus shall be made on or after January 1 and on or before March 15 of the year following the performance year.

(c) Upon execution of this Agreement, Employer shall pay or cause to be paid to Employee a cash bonus in the amount of Two Hundred Thousand Dollars ($200,000).

(d) The Employee shall be eligible to earn additional quarterly bonuses subject to the following terms and conditions:

(i) Beginning with the quarterly period ended June 30, 2011 and for each of the nineteen quarterly periods thereafter, if the Employer’s Net Income (as defined below) for such quarter is in excess of One Million Dollars ($1,000,000), the Employer shall pay Two Hundred Thousand Dollars ($200,000) to Employee, provided that, as of the last day of such fiscal quarter, Employer is employed by Parent, Employer, or another affiliate of Parent (the “Employee Quarterly Bonus”).

(ii) The payment of the Employee Quarterly Bonus must be made no later than three (3) business days following the completion and filing of Parent’s quarterly or annual report with the Securities Exchange Commission (“SEC”) for the relevant quarterly period.  Notwithstanding the foregoing, any Employee Quarterly Bonus earned for a quarterly period ending on December 31 shall be paid by March 15 of the following year.

(iii) Notwithstanding anything contained herein to the contrary, during any calendar year in which the Net Income of Employer exceeds Four Million Dollars ($4,000,000) and Employee did not earn an Employee Quarterly Bonus in either the second or third quarter of such calendar year, Employee shall, in addition to the Employee Quarterly Bonus payable to Employee under Section 3(d)(i) for the fourth quarter of such calendar year, be entitled to any Employee Quarterly Bonus not previously earned by Employee under Section 3(d)(i) for that second and/or third quarter.  Any award made pursuant to this Section 3(d)(iii) shall be made no later than March 15 of the following year.

(iv) The compensation committee of the Board (the “Committee”), in its sole discretion, may elect to pay any Employee Quarterly Bonus in cash; shares of the Parent’s common stock, $0.01 par value per share (the “Common Stock”); or a combination of cash and shares of Common Stock.  If the Committee elects to pay any Employee Quarterly Bonus in shares of Common Stock, all such shares shall be issued from Parent’s 2009 Stock Incentive Plan or such other employee stock incentive plan of Parent as may be approved by its stockholders, the shares of which are registered under the Securities Act of 1933 (all such plans together, the Parent’s “Stock Incentive Plans”).  Any such shares may only be issued in compliance with the terms of the applicable Stock Incentive Plan.  All such determinations under this Section 3 shall be made in accordance with the Committee’s charter and the terms of the applicable Stock Incentive Plan.

(v) As used in this Agreement, “Net Income” shall mean Employer’s net sales (gross sales net of all estimates and provisions for sales returns, discounts, customer rebates and chargebacks, Medicaid rebates, and any other gross to net deductions from sales) plus any other income from operations less cost of product sales, selling expenses, general and administrative expenses, research and development expenses, depreciation and amortization expenses, interest expenses, tax expenses and any other non-cash expenses.  Notwithstanding anything contained herein to the contrary, for purposes of determining whether an Employee Quarterly Bonus has been earned in, or a Quarterly Bonus Pool (as defined in Section 4(a)) will be established for, a given quarterly period, the related award expense and any Required Withholding (as defined in Section 7(a)) paid by Parent on behalf of the recipient shall be expressly excluded from the calculation of Net Income.  Net Income shall include 100% of net sales of Zema-Pak by Employer, regardless of any contractual provision to the contrary.  Notwithstanding anything contained herein to the contrary, if Employer’s Net Income for any quarter during the Term results in a negative (loss) amount (a “Net Loss”), Employer shall (for purposes of this Agreement) reduce the amount of Net Income in one or more subsequent quarterly periods by the amount of such Net Loss for the purpose of determining the Net Income for such current quarterly period.  The Employee agrees and understands that the determination of Employer’s Net Income for all such periods shall be made by Parent, in its sole and absolute discretion, in accordance with generally accepted accounting principles and the terms of this Agreement.

(e) Employer shall provide Employee and eligible dependents with health insurance coverage (having such terms and scope of coverage as may be provided to the executive officers of Parent) paid by Employer during the Term, and thereafter, the Employee has the right to make COBRA insurance payments for health coverage for the maximum period permissible by law.  Additionally, Employee shall be entitled to two (2) weeks paid vacation annually, the unused portion of which can be rolled over from year to year in accordance with the Parent’s Employee Handbook.

(f) Subject to Section 8, Employer shall reimburse Employee for all reasonable, ordinary, and necessary business expenses incurred in the performance of Employee’s duties hereunder in accordance with and subject to the terms and conditions of Employer’s then prevailing standard expense policy, a copy of which has been provided to Employee.  As a condition precedent to obtaining such reimbursement, Employee shall provide to Employer any and all statements, bills or receipts evidencing the expenses for which Employee seeks reimbursement, and such other related information or materials as Employer may from time to time reasonably require.

(g) In the event a Business Combination (as such term is defined in Parent’s 2009 Stock Incentive Plan) resulting in a Change of Control (as such term is defined in Parent’s 2009 Stock Incentive Plan) of Parent whereby all shares of outstanding Common Stock are exchanged for consideration in the form of cash or securities of another entity on or before March 31, 2013, Parent shall cause to be paid to Employee two times (2X) Employee’s base salary within fifteen days of such occurrence, provided such Change of Control qualifies as a change of control under Section 409A (as defined in Section 8(a)).

4. Establishment of Quarterly Bonus Pool.  Parent, acting through the Committee, agrees to establish a quarterly bonus pool, subject to the following terms and conditions:

(a) Beginning with the quarterly period ended June 30, 2011 and for each of the nineteen quarterly periods thereafter, if the Employer’s Net Income for such quarter is in excess of One Million Dollars ($1,000,000), the Employer shall establish or cause to be established a pool of Two Hundred Thousand Dollars ($200,000) to be paid to such full or part-time employees of Parent, Employer, or another affiliate of Parent as the Committee may determine in accordance with this Section 4 (the “Quarterly Bonus Pool”).

(b) Within thirty (30) days following the completion and filing of Parent’s quarterly or annual report with the SEC for a period for which a Quarterly Bonus Pool has been established, the Committee shall approve a list of the participants that includes an allocation of  all Quarterly Bonus Pool amounts among the participants (the “Bonus Allocation”).  Only full-time or part-time employees of the Parent, Employer, or another affiliate of the Parent who were employed on the last day of the applicable quarter are eligible to participate in the Quarterly Bonus Pool.  No employee has any right to any amount from the Quarterly Bonus Pool until selected for participation by the Committee through inclusion on the Bonus Allocation for that quarter.  Except as provided otherwise herein, the determination of the participant(s) and the extent of their participation in a Quarterly Bonus Pool shall be based on the contributions of such individuals to the success of the Parent or the Employer during such quarterly period, as determined by the Committee in its discretion.  The entire balance of any Quarterly Bonus Pool must be paid out in accordance with the Bonus Allocation no later than ten (10) days following the Committee’s approval of that Bonus Allocation.

(c) Notwithstanding anything contained herein to the contrary, during any calendar year in which Net Income of Employer exceeds Four Million Dollars ($4,000,000) and no Quarterly Bonus Pool was established for either the second or third quarter of such calendar year, the Committee shall establish, in addition to the Quarterly Bonus Pool established under this Section 4 for the fourth quarter of such calendar year, any Quarterly Bonus Pool not previously established under this Section 4 for that second and/or third quarter.  The Committee shall approve the Bonus Allocation for all such Quarterly Bonus Pools established under this Section 4(c) within thirty (30) days following the completion and filing of the Parent’s quarterly or annual report with the SEC for the fourth quarter of that calendar year, and the entire balance of any such Quarterly Bonus Pool must be paid out to participants no later than ten (10) days following the Committee’s approval of the applicable Bonus Allocation.

(d) The Committee, in its sole discretion, may elect to pay the bonuses from any Quarterly Bonus Pool in cash, shares of Common Stock, or a combination of cash and shares of Common Stock.  If the Committee elects to pay any Quarterly Bonus Pool bonuses in shares of Common Stock, all such shares shall be issued from the Parent’s Stock Incentive Plans.  Any such shares may only be issued in compliance with the terms of the applicable Stock Incentive Plan.  All such determinations under this Section 4 shall be made in accordance with the Committee’s charter and the terms of the applicable Stock Incentive Plan.

5. Limitations on the Employee’s Sale of Common Stock.

(a) During the term of this Agreement, Employee shall not, during any calendar week, Transfer shares of Common Stock, regardless whether Employee received such shares as compensation under this Agreement, that exceed 15% of the average weekly trading volume of the Common Stock (as reported on NYSE Amex or such other exchange on which Common Stock may be listed) for the previous twelve completed calendar weeks prior to the proposed Transfer.  As used in this Section 5, “Transfer” means the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust or other disposition of such security, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

(b) If Employee proposes to Transfer, whether voluntarily or by operation of law, any shares of Common Stock issued to Employee pursuant to the terms of this Agreement, whether during or after the Term, Employee agrees that prior to such Transfer, Employee shall first provide written notice to Parent of his intention to Transfer such shares, specifying the number of shares desired to be Transferred.  For a period of five (5) business days from Parent’s receipt of such notice, Parent shall have the option to purchase from Employee all or a portion of the Common Stock he proposes to Transfer at the most recent closing price of a share of Common Stock as listed on NYSE Amex (or such other exchange on which the Common Stock may be listed) immediately prior to Parent’s exercise of the option.

6. Termination.  Unless Employee’s employment is terminated pursuant to this Section 6, Employer shall continue to employ Employee and Employee shall continue to serve Employer through the Term.

(a) This Agreement shall terminate automatically upon Employee’s death.  In the event of such termination, Employer shall pay to Employee’s heirs or estate an amount equal to the balance of the then earned but unpaid portion of the Salary and/or earned but unpaid Employee Quarterly Bonus, net of Required Withholding, within thirty (30) days following his death (unless a lesser period of time is required by applicable law or a greater period of time is required by Section 409A).

(b) For purposes of this Agreement, Employee shall be deemed to be under a disability if Employee shall be unable, by virtue of illness or physical or mental incapacity or disability (from any cause or causes whatsoever), to perform Employee’s essential job functions hereunder, whether with or without reasonable accommodation, in substantially the manner and to the extent required hereunder prior to the commencement of such disability, for a period exceeding thirty (30) days (a “Disability”).  In light of the unique nature of Employee’s services, and the undue burden on Employer that would result from Employee’s long term absence, Employer shall have the right to terminate Employee’s employment hereunder in the event Employee shall remain under a Disability for a period exceeding two (2) months, such termination to occur at the end of any calendar month during the continuance of such disability, upon at least thirty (30) days’ prior written notice to Employee.  In the event of such termination, Employer shall pay to Employee an amount equal to the balance of the then earned but unpaid portion of the Salary and/or earned but unpaid Employee Quarterly Bonus (through the effective date of termination), net of all Required Withholding, within thirty (30) days of termination (unless a lesser period of time is required by applicable law or a greater period of time is required by Section 409A).  Employee’s salary will continue uninterrupted during all periods prior to termination.

(c) Additionally, Employer shall have the right to terminate Employee’s employment for Cause at any time and without prior notice and without payment of any severance allowance or further compensation beyond the date of termination.  Any amount owed to the Employee shall be paid to him within thirty (30) days following the termination of his employment (unless a lesser period of time is required by applicable law or a greater period of time is required by Section 409A).  For purposes of this Agreement, “Cause” shall consist of: (i) fraud, libel, slander, dishonesty, or any other willful and deliberate act by Employee that is detrimental to Employer or its good will or damaging to its relationships with its members, customers, suppliers, or employees, including, without limitation, (A) use of alcohol or illegal drugs such as to interfere with the performance of Employee’s obligations hereunder, and (B) conviction of, or entry of a plea of guilty or no contest to, a felony or any crime involving moral turpitude, dishonesty, or theft; (ii) failure by Employee to comply with applicable laws or governmental regulations with respect to Employer’s operations or the performance of Employee’s duties; and (iii) failure by Employee to perform the reasonable duties and responsibilities typically associated with Employee’s position as Vice President of Sales as may be assigned or delegated, from time to time, to Employee by Employer.

(d) Employer may terminate Employee’s employment without Cause at any time and without prior notice.  In the event of such termination, Employer shall pay to Employee an amount equal to one year’s annual Salary and health insurance coverage to Employee and eligible dependents for one year, as well as any earned but unpaid Employee Quarterly Bonus.  Subject to Section 8 (including, if applicable, any six-month delay in payment), this severance payment of one year’s annual Salary shall be paid to the Employee in equal installments over a one-year period beginning with the first regular payroll date of the Employer following his termination of employment, and continuing thereafter at such intervals as other salaried employees of the Employer are paid.
(e) Any payments owed to the Employee (or, in the event of his death, to his heirs or estate) will only be made in accordance with Section 8 of this Agreement.  In the event of termination of this Agreement for any reason, the payments (if any) required to be provided to Employee pursuant to this Section shall be in full and complete satisfaction of any and all obligations owing to Employee pursuant to this Agreement.  For the avoidance of doubt, Employee shall have no right to any unearned but unpaid Employee Quarterly Bonus following his termination of employment for any reason whatsoever.

(f) Employee may terminate this Agreement upon thirty (30) days’ prior written notice to Employer.  If this Agreement is terminated by Employee as a result of a material breach by Employer or Parent of this Agreement which remains uncured after thirty (30) days’ written notice thereof, then the effect thereof shall be the same as if Employee had been terminated by Employer without Cause.

7. Tax Withholding.

(a) The Employee agrees that the Employer or Parent has the right to withhold, from the amounts payable to him pursuant to this Agreement, all amounts necessary to satisfy any and all applicable federal, state, and local income and/or employment tax withholding requirements (“Required Withholding”).  All Required Withholding under Section 3 and 4 hereof shall be remitted to the applicable tax or governmental authority within the time period required by relevant law, statute, or regulation.

(b) With respect to the tax liability of Employee arising in connection with the issuance of any shares of Common Stock to Employee under the terms of this Agreement, Parent agrees to remit all Required Withholding.  Notwithstanding the foregoing, with respect to any issuances of Common Stock under this Agreement to Employee, Parent may select, in its sole and absolute discretion, to either (i) withhold such number of shares of Common Stock from issuance to Employee having a fair market value (based on the most recent closing price of a share of Common Stock as reported on NYSE Amex on the date such award is granted to Employee) equal to the dollar amount of such Required Withholding paid by Parent by and on behalf of Employee, or (ii) issue one hundred percent (100%) of any such award to Employee subject to the requirement that Employee reimburse Parent in cash for the full amount of such Required Withholding within such time period as may be requested by Parent.

(c) Parent may, in its sole and absolute discretion, withhold and/or reduce any other cash or equity compensation amounts owed to Employee under the terms of this Agreement to cover any unreimbursed amounts owed by Employee to Parent under the terms of this Section 7.

8. Section 409A.

(a) This Agreement is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder (“Section 409A”) or an applicable exemption.  Accordingly, all provisions of this Agreement shall be construed and interpreted to comply with Section 409A.  No payments provided for under this Agreement that are subject to Section 409A may be accelerated unless such acceleration is permitted by Section 409A.  In no event shall the Employee, directly or indirectly, designate the calendar year of payment.

(b) All reimbursements and in-kind benefits provided under this Agreement shall be made or provided in accordance with the requirements of Section 409A, including, where applicable, the requirement that (i) any reimbursement is for expenses incurred during the Employee’s lifetime (or during a shorter period of time specified in this Agreement); (ii) the amount of expenses eligible for reimbursement, or in-kind benefits provided, during a single calendar year may not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other calendar year; (iii) the reimbursement of an eligible expense will be made on or before the last day of the calendar year following the year in which the expense is incurred; and (iv) the right to reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit.

(c) No payments or benefits to be made to the Employee under this Agreement upon a termination of employment under Section 6 and that are subject to Section 409A shall be made unless such termination of employment constitutes a “separation from service” as defined in Section 409A.

(d) Notwithstanding any provision of this Agreement to the contrary, if the Employee is a “specified employee” at the time of separation from service, no payment or benefits to which he becomes entitled under this Agreement as a result of his termination of employment shall be made or paid to him prior to the earlier of (i) the first day of the seventh month following the date of his separation from service due to such termination of employment or (ii) the date of his death, to the extent that such a delay in payment or benefits is required in order to avoid a prohibited distribution under Section 409A(a)(2).  Upon the expiration of the applicable Section 409A(a)(2) deferral period, the first payment to the Employee will include all payments deferred under this Section 8 by reason of his status as a “specified employee.”

9. Confidential Information.  Both during and after the Term, Employee shall not, directly or indirectly, or as otherwise required by law, divulge, publish, communicate, or make available to any person, corporation, governmental agency, or other entity (except in performing Employee’s duties hereunder), or use for Employee’s own or any other person or entity’s purposes or benefit, any trade secret, confidential business information, intellectual property or any other information, know how, designs, specifications, techniques, methods, concepts, inventions, developments, discoveries, improvements, knowledge, or data of Employer, Parent or any other subsidiary of Parent which is not generally known to the public (separately and collectively, “Confidential Information”) (including, but not limited to, Confidential Information relating to research, product development or design, manufacturing or manufacturing processes, maintenance or repair processes, purchasing, product or material costs, sales or sales strategies or prospects, pricing or pricing strategies, advertising or promotional programs, product information, or mailing or customer lists, finances (including prices, costs, and revenues), and other business arrangements, plans, procedures and strategies), and shall use Employee’s best efforts to prevent the publication or disclosure by any other person or entity of any such Confidential Information.  Employer shall not be under any obligation to identify specifically by any notice or other action any Confidential Information to which this Section shall apply.  The confidentiality obligations of Employee hereunder shall specifically apply to any such Confidential Information obtained by Employee prior to the Effective Date as a result of (a) Employee’s former ownership interest in the Employer, or (b) Employee’s employment with Employer prior to the Effective Date.  While Employee is employed by Employer, all documents and Confidential Information compiled, received, held or used by Employee in connection with the business and affairs of Employer shall remain Employer’s property, and shall be delivered by Employee to Employer upon the termination of Employee’s employment, for whatever reason, or at any earlier time requested by Employer.

10. Unfair Competition.

(a) Employee agrees and acknowledges that, by virtue of Employee’s employment and position with Employer, Employee shall have access to and maintain an intimate knowledge of Employer’s activities and affairs, including Confidential Information, trade secrets, confidential business information, and other confidential matters.  As a result of such access and knowledge, and because of the special, unique, and extraordinary services that Employee is capable of performing for Employer or one of its competitors, Employee acknowledges that the services to be rendered by Employee pursuant to this Agreement are of a character giving them a peculiar value, the loss of which cannot adequately or reasonably be compensated solely by money damages.  Consequently, Employee agrees that any breach or threatened breach by Employee of Employee’s obligations under this Section, or of Section 9 of this Agreement, would cause irreparable injury to Employer, and that Employer shall be entitled to (i) preliminary and permanent injunctions enjoining Employee from violating such provisions, and (ii) money damages in the amount of fees, compensation, benefits, profits or other remuneration earned by Employee or any competitor as a result of any such breach, together with interest, and costs and attorneys’ fees and paralegals’ fees expended to collect such damages or secure such injunctions.  Nothing in this Agreement, however, shall be construed to prohibit Employer from pursuing any other remedy, the parties having agreed that all such remedies shall be cumulative.

(b) For purposes of this Agreement, the term “Business of the Employer” shall mean the development, marketing, sale, and/or licensing of generic versions of branded pharmaceutical products, including, without limitation, generic versions of pharmaceutical products developed, manufactured, licensed and/or sold by Parent or a subsidiary of Parent during the Employee’s employment with Employer, and the related intellectual property rights and Confidential Information with respect thereto.

(c) As a condition of employment with Employer, and as a further material inducement to Employer to employ Employee hereunder, Employee agrees that, while Employee is employed by Employer, and for a period of twelve (12) months thereafter, Employee shall not, directly or indirectly, solicit, hire or induce the termination from employment with Employer of any person who was employed by Employer, or induce or otherwise influence such person to accept employment other than with Employer.

(d) Employee understands and agrees that the relationship between Employer and its customers constitutes a valuable asset and may not be converted to Employee’s own use.  Accordingly, Employee hereby agrees that, during the effectiveness of this Agreement and for a period of twelve (12) months following Employee’s termination of employment with Employer (the “Restricted Period”) in the territories set forth on Exhibit A (the “Restricted Territories”), Employee  shall not, without the prior written consent of the Employer, directly or indirectly, on Employee’s own behalf or as a principal or representative of any other person or entity, solicit, divert, take away or attempt to solicit, divert or take away a customer of Employer that Employee communicated with in any way during his employment with Employer for the purpose of competing with the Business of the Employer; provided, however, that the prohibition of this covenant shall not apply to the conduct of general advertising activities.

(e) In consideration of the compensation and benefits being paid and to be paid by Employer to Employee hereunder, Employee understands and agrees that, during the Restricted Period and within the Restricted Territories, he shall not, directly or indirectly, carry on or engage in activities that compete with the Business of the Employer on his own or on behalf of any other person or entity.  Employee acknowledges that the Restricted Territory is reasonable because the Business of the Employer is carried out throughout the Restricted Territory and that in the performance of his duties for the Employer he is charged with operating on Employer’s behalf throughout the Restricted Territory.

11. Inventions.  Employee hereby agrees that any and all improvements, inventions, discoveries, developments, creations, formulae, processes, methods, or designs, and any documents, things, or information relating thereto, whether patentable or not (individually and collectively, “Work Product”) within the scope of or pertinent to any field of business or research in which Employer is engaged or (if such is known to or ascertainable by Employee) considering engaging, which Employee may conceive or make, or may have conceived or made during Employee’s employment with Employer or during Employee’s former ownership in Employer, whether alone or with others, at any time within or without normal working hours, shall be and remain the sole and exclusive property of Employer.  Employer shall have the full right to use, assign, license or transfer all rights to or relating to Work Product.  Employee shall, whenever requested to do so by Employer (whether during Employee’s employment or thereafter), at Employer’s expense, execute any and all applications, assignments, or other instruments, and do all other things (including giving testimony in any legal proceeding) which Employer may deem necessary or appropriate in order to (a) apply for, obtain, maintain, enforce, or defend letters patent or copyright registrations of the United States or any other country for any Work Product, or (b) assign, transfer, convey, or otherwise make available to Employer any right, title or interest which Employee might otherwise have in any Work Product.  Employee shall promptly communicate, disclose, and, upon request, report upon and deliver all Work Product to Employer, and shall not use or permit any Work Product to be used for any purpose other than on behalf of Employer, whether during Employee’s employment or thereafter.

12. Additional Obligations.  Both during and after the Term, Employee shall, upon reasonable notice, furnish Employer with such information as may be in Employee’s possession, and cooperate with Employer, as may reasonably be requested by Employer (and, after the Term, with due consideration for Employee’s obligations with respect to any new employment or business activity) in connection with any litigation in which Employer is or may become a party.  Employer shall reimburse Employee for all reasonable expenses incurred by Employee in fulfilling Employee’s obligations under this Section unless Employee is a party to such litigation adverse to Parent or Employer.

13. Policies and Procedures.  Employer shall have the authority to establish from time to time the policies and procedures to be followed by Employee in handling the Business of the Employer.  A copy of all said policies and procedures, including all updates, revisions and amendments, shall be provided or made available to Employee without the necessity of a request.

14. Mediation.  With respect to any disputes arising out of or related to this Agreement, the parties will first submit any such matter to non-binding mediation.  The parties shall share equally all initial costs of mediation.  If mediation is not successful, the parties may thereafter bring any additional legal action or proceeding with respect to this Agreement in accordance with the terms and conditions of Section 15 below.

15. Waiver of Right to Jury Trial.  The parties hereto hereby waive the right to a jury trial in any action, proceeding or counterclaim arising out of, or related to, the terms, conditions or enforcement of this Agreement, or any other aspect of the acts, transactions or occurrences described herein, or the transactions contemplated by or related to this Agreement.  The prevailing party (upon the issuance of a final, non-appealable judgment or order) shall be required to be reimbursed by the other party adverse to it or him for its or his reasonable attorneys’ and paralegals’ fees, experts’ fees and costs and fees related to the dispute, including costs of mediation or other legal proceeding, in addition to any other relief to which that party may be entitled.

16. Governing Law.  This Agreement shall be construed in accordance with, and governed by, the Laws of the Commonwealth of Kentucky applicable to agreements to be performed entirely in the Commonwealth of Kentucky without regard to its conflicts of law rules.

17. Headings.  The subject headings of the sections of this Agreement are included for purposes of convenience only, and shall not control or affect the meaning, construction or interpretation of any of its provisions.

18. Notice.  Any notice or other communication required or permitted under this Agreement by either party hereto to the other shall be in writing, and shall be deemed effective upon (a) personal delivery, if delivered by hand, (b) three days after the date of deposit in the mails, postage prepaid, if mailed by certified or registered mail, or (c) the next business day, if sent by a prepaid overnight courier service, and in each case addressed as follows:

If to Employee, to:                John McMahon
6204 Crystal Point Drive
Louisville, Kentucky 40299

If to Employer, to:                 Macoven Pharmaceuticals, LLC
33219 Forest West Street
Magnolia, Texas 77354
Attn: Cooper Collins

If to Parent, to:                      Pernix Therapeutics Holdings, Inc.
33219 Forest West Street
Magnolia, Texas 77354
Attn: Cooper Collins

Any party may change the address or addresses to which notices are to be sent by giving notice of such change of address in the manner provided by this Section.

19. Binding Effect; Successors.  This Agreement shall be binding upon and shall inure to the benefit of Employer and Parent and their respective successors and assigns, and shall inure to the benefit of and be binding upon Employee and his executors, administrators, heirs and legal representatives.  Because Employee’s services hereunder are special, personal and unique in nature, Employee may not transfer, sell or otherwise assign his rights, obligations or benefits under this Agreement.  Nothing in this Agreement shall preclude Employer and/or Parent from assigning, in full or part, this Agreement to any affiliate of Employer, or preclude Employer or Parent from consolidating or merging into or with, or transferring all or substantially all of its assets to, another entity which assumes its obligations under this Agreement in full.

20. Waiver.  No waiver of a default by either party of any term, covenant or condition hereof to be performed or observed by the other party shall be construed as, or operate as, a waiver of any subsequent default of the same or any other term, covenant or condition hereof.  No provision of this Agreement can be waived unless such waiver is expressed in writing and signed by all of the parties hereto.

21. No Conflict.  Employee represents and warrants that Employee is not subject to any agreement, order, judgment or decree of any kind which would prevent Employee from entering into this Agreement or performing fully Employee’s obligations hereunder.

22. Construction.  The language of this Agreement shall be construed as a whole, according to its fair meaning and intent and not strictly for or against any party, regardless of who drafted or was principally responsible for drafting the Agreement or any specific term or condition hereof.  The parties to this Agreement have had sufficient time to consult legal counsel and negotiate changes regarding the terms hereof.  This Agreement shall be deemed to have been drafted by both parties to this Agreement, and neither shall urge otherwise.

23. Severability.  The provisions of this Agreement are severable.  The parties intend that if any provision of this Agreement should be adjudged invalid or unenforceable in any jurisdiction, then such provision shall, as to such jurisdiction only, be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining provisions hereof, provided such invalidity does not materially prejudice either party in its or his rights and obligations contained in the valid provisions of this Agreement, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

24. Counterparts; Entire Agreement; Modification.  This Agreement may be executed in multiple counterparts, all of which together shall constitute one and the same instrument.  Signatures by facsimile shall be considered valid and binding on the parties hereto.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements, representations, and understandings of the parties.  No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by all parties to this Agreement.

[COUNTERPART SIGNATURES ON THE FOLLOWING PAGES]

COUNTERPART SIGNATURE PAGE TO
AMENDED AND RESTATED
EMPLOYMENT AND NON-COMPETE AGREEMENT
BY AND AMONG
MACOVEN PHARMACEUTICALS, LLC
PERNIX THERAPEUTICS HOLDINGS, INC.
AND
JOHN MCMAHON

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

EMPLOYEE:	EMPLOYER:

MACOVEN PHARMACEUTICALS, LLC
/s/ John McMahon	By: PERNIX THERAPEUTICS, LLC
John McMahon
By: PERNIX THERAPEUTICS HOLDINGS, INC.

AGREED AND ACKNOWLEDGED:	By: /s/ Cooper Collins
Name: Cooper Collins
EMPLOYEE’S SPOUSE:	Its: President and Chief Executive Officer

/s/ Kimberly McMahon
Name: Kimberly McMahon

PARENT:

PERNIX THERAPEUTICS HOLDINGS, INC.

By: /s/ Cooper Collins
Name: Cooper Collins
Its: President and Chief Executive Officer

EXHIBIT A

Restricted Territories

ALABAMA

Autauga County
Baldwin County
Barbour County
Bibb County
Blount County
Bullock County
Butler County
Calhoun County
Chambers County
Cherokee County
Chilton County
Choctaw County
Clarke County
Clay County
Cleburne County
Coffee County
Colbert County
Conecuh County
Coosa County
Covington County
Crenshaw County
Cullman County
Dale County

Dallas County
DeKalb County
Elmore County
Escambia County
Etowah County
Fayette County
Franklin County
Geneva County
Greene County
Hale County
Henry County
Houston County
Jackson County
Jefferson County
Lamar County
Lauderdale County
Lawrence County
Lee County
Limestone County
Lowndes County
Macon County
Madison County
Marengo County

Marion County
Marshall County
Mobile County
Monroe County
Montgomery County
Morgan County
Perry County
Pickens County
Pike County
Randolph County
Russell County
Shelby County
St. Clair County
Sumter County
Talladega County
Tallapoosa County
Tuscaloosa County
Walker County
Washington County
Wilcox County
Winston County

ARIZONA

Apache County Cochise County Coconino County Gila County Graham County	Greenlee County La Paz County Maricopa County Mohave County Navajo County	Pima County Pinal County Santa Cruz County Yavapai County Yuma County

ARKANSAS

Arkansas County
Ashley County
Baxter County
Benton County
Boone County
Bradley County
Calhoun County
Carroll County
Chicot County
Clark County
Clay County
Cleburne County
Lafayette County
Lawrence County
Lee County
Lincoln County
Little River County
Logan County
Lonoke County
Madison County
Marion County
Miller County
Mississippi County
Monroe County
Montgomery County

Cleveland County
Columbia County
Conway County
Craighead County
Crawford County
Crittenden County
Cross County
Dallas County
Desha County
Drew County
Faulkner County
Franklin County
Nevada County
Newton County
Ouachita County
Perry County
Phillips County
Pike County
Poinsett County
Polk County
Pope County
Prairie County
Pulaski County
Randolph County
Saline County

Fulton County
Garland County
Grant County
Greene County
Hempstead County
Hot Spring County
Howard County
Independence County
Izard County
Jackson County
Jefferson County
Johnson County
Scott County
Searcy County
Sebastian County
Sevier County
Sharp County
St. Francis County
Stone County
Union County
Van Buren County
Washington County
White County
Woodruff County
Yell County

CALIFORNIA

Alameda County
Alpine County
Amador County
Butte County
Calaveras County
Colusa County
Contra Costa County
Del Norte County
El Dorado County
Fresno County
Glenn County
Humboldt County
Imperial County
Inyo County
Kern County
Kings County
Lake County
Lassen County
Los Angeles County
Madera County

Marin County
Mariposa County
Mendocino County
Merced County
Modoc County
Mono County
Monterey County
Napa County
Nevada County
Orange County
Placer County
Plumas County
Riverside County
Sacramento County
San Benito County
San Bernardino County
San Diego County
San Francisco County
San Joaquin County
San Luis Obispo County

San Mateo County
Santa Barbara County
Santa Clara County
Santa Cruz County
Shasta County
Sierra County
Siskiyou County
Solano County
Sonoma County
Stanislaus County
Sutter County
Tehama County
Trinity County
Tulare County
Tuolumne County
Ventura County
Yolo County
Yuba County

FLORIDA

Alachua County
Baker County
Bay County
Bradford County
Brevard County
Broward County
Calhoun County
Charlotte County
Citrus County
Clay County
Collier County
Columbia County
Levy County
Liberty County
Madison County
Manatee County
Marion County
Martin County
Miami-Dade County
Monroe County
Nassau County
 Okaloosa County
Okeechobee County

DeSoto County
Dixie County
Duval County
Escambia County
Flagler County
Franklin County
Gadsden County
Gilchrist County
Glades County
Gulf County
Hamilton County
Hardee County
Orange County
Osceola County
Palm Beach County
Pasco County
Pinellas County
Polk County
Putnam County
Saint Johns County
Saint Lucie County
Santa Rosa County
Sarasota County

Hendry County
Hernando County
Highlands County
Hillsborough County
Holmes County
Indian River County
Jackson County
Jefferson County
Lafayette County
Lake County
Lee County
Leon County
Seminole County
Sumter County
Suwannee County
Taylor County
Union County
Volusia County
Wakulla County
Walton County
Washington County

GEORGIA

Appling County
Atkinson County
Bacon County
Baker County
Baldwin County
Banks County
Barrow County
Bartow County
Ben Hill County
Berrien County
Bibb County
Bleckley County
Brantley County
Brooks County
Bryan County
Bulloch County
Burke County
Butts County
Calhoun County
Camden County
Candler County
Carroll County
Catoosa County
Charlton County
Chatham County
Chattahoochee County
Chattooga County
Cherokee County
Clarke County
Clay County
Clayton County
Clinch County
Cobb County
Coffee County
Colquitt County
Columbia County
Oglethorpe County
Paulding County
Peach County
Pickens County
Pierce County
Pike County
Polk County
Pulaski County
Putnam County
Quitman County
Rabun County
Randolph County
Richmond County
Rockdale County
Schley County
Screven County
Seminole County
Spalding County

Cook County
Coweta County
Crawford County
Crisp County
Dade County
Dawson County
Decatur County
DeKalb County
Dodge County
Dooly County
Dougherty County
Douglas County
Early County
Echols County
Effingham County
Elbert County
Emanuel County
Evans County
Fannin County
Fayette County
Floyd County
Forsyth County
Franklin County
Fulton County
Gilmer County
Glascock County
Glynn County
Gordon County
Grady County
Greene County
Gwinnett County
Habersham County
Hall County
Hancock County
Haralson County
Harris County
Stephens County
Stewart County
Sumter County
Talbot County
Taliaferro County
Tattnall County
Taylor County
Telfair County
Terrell County
Thomas County
Tift County
Toombs County
Towns County
Treutlen County
Troup County
Turner County
Twiggs County
Union County

Hart County
Heard County
Henry County
Houston County
Irwin County
Jackson County
Jasper County
Jeff Davis County
Jefferson County
Jenkins County
Johnson County
Jones County
Lamar County
Lanier County
Laurens County
Lee County
Liberty County
Lincoln County
Long County
Lowndes County
Lumpkin County
Macon County
Madison County
Marion County
McDuffie County
McIntosh County
Meriwether County
Miller County
Mitchell County
Monroe County
Montgomery County
Morgan County
Murray County
Muscogee County
Newton County
Oconee County
Upson County
Walker County
Walton County
Ware County
Warren County
Washington County
Wayne County
Webster County
Wheeler County
White County
Whitfield County
Wilcox County
Wilkes County
Wilkinson County
Worth County

ILLINOIS

Adams County
Alexander County
Bond County
Boone County
Brown County
Bureau County
Calhoun County
Carroll County
Cass County
Champaign County
Christian County
Clark County
Clay County
Clinton County
Coles County
Cook County
Crawford County
Cumberland County
De Witt County
DeKalb County
Douglas County
DuPage County
Edgar County
Edwards County
Effingham County
Fayette County
Ford County
Franklin County
Fulton County
Stark County
Stephenson County
Tazewell County
Union County
Vermilion County
Wabash County

Gallatin County
Greene County
Grundy County
Hamilton County
Hancock County
Hardin County
Henderson County
Henry County
Iroquois County
Jackson County
Jasper County
Jefferson County
Jersey County
Jo Daviess County
Johnson County
Kane County
Kankakee County
Kendall County
Knox County
La Salle County
Lake County
Lawrence County
Lee County
Livingston County
Logan County
Macon County
Macoupin County
Madison County
Marion County
Warren County
Washington County
Wayne County
White County
Whiteside County
Will County

Marshall County
Mason County
Massac County
McDonough County
McHenry County
McLean County
Menard County
Mercer County
Monroe County
Montgomery County
Morgan County
Moultrie County
Ogle County
Peoria County
Perry County
Piatt County
Pike County
Pope County
Pulaski County
Putnam County
Randolph County
Richland County
Rock Island County
Saline County
Sangamon County
Schuyler County
Scott County
Shelby County
St. Clair County
Williamson County
Winnebago County
Woodford County

INDIANA

Adams County
Allen County
Bartholomew County
Benton County
Blackford County
Boone County
Brown County
Carroll County
Cass County
Clark County
Clay County
Clinton County
Crawford County
Daviess County
Dearborn County
Decatur County
DeKalb County
Delaware County
Dubois County
Elkhart County
Fayette County
Floyd County
Fountain County
Franklin County
Fulton County
Gibson County
Grant County
Greene County
Hamilton County
Hancock County
Harrison County

Hendricks County
Henry County
Howard County
Huntington County
Jackson County
Jasper County
Jay County
Jefferson County
Jennings County
Johnson County
Knox County
Kosciusko County
LaGrange County
Lake County
LaPorte County
Lawrence County
Madison County
Marion County
Marshall County
Martin County
Miami County
Monroe County
Montgomery County
Morgan County
Newton County
Noble County
Ohio County
Orange County
Owen County
Parke County
Perry County

Pike County
Porter County
Posey County
Pulaski County
Putnam County
Randolph County
Ripley County
Rush County
Scott County
Shelby County
Spencer County
St. Joseph County
Starke County
Steuben County
Sullivan County
Switzerland County
Tippecanoe County
Tipton County
Union County
Vanderburgh County
Vermillion County
Vigo County
Wabash County
Warren County
Warrick County
Washington County
Wayne County
Wells County
White County
Whitley County

KANSAS

Allen County
Anderson County
Atchison County
Barber County
Barton County
Bourbon County
Brown County
Doniphan County
Douglas County
Edwards County
Elk County
Ellis County
Ellsworth County
Finney County
Ford County
Franklin County
Geary County
Gove County
Graham County
Grant County
Gray County
Greeley County
Greenwood County
Hamilton County
Harper County
Harvey County
Haskell County
Hodgeman County
Jackson County
Jefferson County
Jewell County
Johnson County
Kearny County
Kingman County
Kiowa County

Butler County
Chase County
Chautauqua County
Cherokee County
Cheyenne County
Clark County
Clay County
Labette County
Lane County
Leavenworth County
Lincoln County
Linn County
Logan County
Lyon County
Marion County
Marshall County
McPherson County
Meade County
Miami County
Mitchell County
Montgomery County
Morris County
Morton County
Nemaha County
Neosho County
Ness County
Norton County
Osage County
Osborne County
Ottawa County
Pawnee County
Phillips County
Pottawatomie County
Pratt County
Rawlins County

Cloud County
Coffey County
Comanche County
Cowley County
Crawford County
Decatur County
Dickinson County
Reno County
Republic County
Rice County
Riley County
Rooks County
Rush County
Russell County
Saline County
Scott County
Sedgwick County
Seward County
Shawnee County
Sheridan County
Sherman County
Smith County
Stafford County
Stanton County
Stevens County
Sumner County
Thomas County
Trego County
Wabaunsee County
Wallace County
Washington County
Wichita County
Wilson County
Woodson County
Wyandotte County

KENTUCKY

Adair County
Allen County
Anderson County
Ballard County
Barren County
Bath County
Bell County
Boone County
Bourbon County
Boyd County
Boyle County
Bracken County
Breathitt County
Breckinridge County
Bullitt County
Butler County
Caldwell County
Calloway County
Jackson County
Jefferson County
Jessamine County
Johnson County
Kenton County
Knott County
Knox County
Larue County
Laurel County
Lawrence County
Lee County
Leslie County
Letcher County
Lewis County
Lincoln County
Livingston County
Logan County
Lyon County
Madison County
Magoffin County
Marion County
Marshall County

Campbell County
Carlisle County
Carroll County
Carter County
Casey County
Christian County
Clark County
Clay County
Clinton County
Crittenden County
Cumberland County
Daviess County
Edmonson County
Elliott County
Estill County
Fayette County
Fleming County
Floyd County
Martin County
Mason County
McCracken County
McCreary County
McLean County
Meade County
Menifee County
Mercer County
Metcalfe County
Monroe County
Montgomery County
Morgan County
Muhlenberg County
Nelson County
Nicholas County
Ohio County
Oldham County
Owen County
Owsley County
Pendleton County
Perry County
Pike County

Franklin County
Fulton County
Gallatin County
Garrard County
Grant County
Graves County
Grayson County
Green County
Greenup County
Hancock County
Hardin County
Harlan County
Harrison County
Hart County
Henderson County
Henry County
Hickman County
Hopkins County
Powell County
Pulaski County
Robertson County
Rockcastle County
Rowan County
Russell County
Scott County
Shelby County
Simpson County
Spencer County
Taylor County
Todd County
Trigg County
Trimble County
Union County
Warren County
Washington County
Wayne County
Webster County
Whitley County
Wolfe County
Woodford County

LOUISIANA

Acadia Parish
Allen Parish
Ascension Parish
Assumption Parish
Avoyelles Parish
Beauregard Parish
Bienville Parish
Bossier Parish
Caddo Parish
Calcasieu Parish
Caldwell Parish
Cameron Parish
Catahoula Parish
Claiborne Parish
Concordia Parish
De Soto Parish
East Baton Rouge Parish
East Carroll Parish
East Feliciana Parish
Evangeline Parish
Franklin Parish
Grant Parish

Iberia Parish
Iberville Parish
Jackson Parish
Jefferson Davis Parish
Jefferson Parish
La Salle Parish
Lafayette Parish
Lafourche Parish
Lincoln Parish
Livingston Parish
Madison Parish
Morehouse Parish
Natchitoches Parish
Orleans Parish
Ouachita Parish
Plaquemines Parish
Pointe Coupee Parish
Rapides Parish
Red River Parish
Richland Parish
Sabine Parish
St. Bernard Parish

St. Charles Parish
St. Helena Parish
St. James Parish
St. John the Baptist Parish
St. Landry Parish
St. Martin Parish
St. Mary Parish
St. Tammany Parish
Tangipahoa Parish
Tensas Parish
Terrebonne Parish
Union Parish
Vermilion Parish
Vernon Parish
Washington Parish
Webster Parish
West Baton Rouge Parish
West Carroll Parish
West Feliciana Parish
Winn Parish

MISSISSIPPI

Adams County
Alcorn County
Amite County
Attala County
Benton County
Bolivar County
Calhoun County
Carroll County
Chickasaw County
Choctaw County
Claiborne County
Clarke County
Clay County
Coahoma County
Copiah County
Covington County
DeSoto County
Forrest County
Franklin County
George County
Greene County
Grenada County
Hancock County
Harrison County
Hinds County
Holmes County
Humphreys County
Issaquena County

Itawamba County
Jackson County
Jasper County
Jefferson County
Jefferson Davis County
Jones County
Kemper County
Lafayette County
Lamar County
Lauderdale County
Lawrence County
Leake County
Lee County
Leflore County
Lincoln County
Lowndes County
Madison County
Marion County
Marshall County
Monroe County
Montgomery County
Neshoba County
Newton County
Noxubee County
Oktibbeha County
Panola County
Pearl River County
Perry County

Pike County
Pontotoc County
Prentiss County
Quitman County
Rankin County
Scott County
Sharkey County
Simpson County
Smith County
Stone County
Sunflower County
Tallahatchie County
Tate County
Tippah County
Tishomingo County
Tunica County
Union County
Walthall County
Warren County
Washington County
Wayne County
Webster County
Wilkinson County
Winston County
Yalobusha County
Yazoo County

MISSOURI

Adair County
Andrew County
Atchison County
Audrain County
Barry County
Barton County
Bates County
Benton County
Bollinger County
Boone County
Buchanan County
Butler County
Caldwell County
Callaway County
Camden County
Cape Girardeau County
Carroll County
Knox County
Laclede County
Lafayette County
Lawrence County
Lewis County
Lincoln County
Linn County
Livingston County
Macon County
Madison County
Maries County
Marion County
McDonald County
Mercer County
Miller County
Mississippi County
Moniteau County
Monroe County
Montgomery County
Morgan County
New Madrid County
Newton County

Carter County
Cass County
Cedar County
Chariton County
Christian County
Clark County
Clay County
Clinton County
Cole County
Cooper County
Crawford County
Dade County
Dallas County
Daviess County
DeKalb County
Dent County
Douglas County
Nodaway County
Oregon County
Osage County
Ozark County
Pemiscot County
Perry County
Pettis County
Phelps County
Pike County
Platte County
Polk County
Pulaski County
Putnam County
Ralls County
Randolph County
Ray County
Reynolds County
Ripley County
Saline County
Schuyler County
Scotland County
Scott County

Dunklin County
Franklin County
Gasconade County
Gentry County
Greene County
Grundy County
Harrison County
Henry County
Hickory County
Holt County
Howard County
Howell County
Iron County
Jackson County
Jasper County
Jefferson County
Johnson County
Shannon County
Shelby County
St. Charles County
St. Clair County
St. Francois County
St. Louis city
St. Louis County
Ste. Genevieve County
Stoddard County
Stone County
Sullivan County
Taney County
Texas County
Vernon County
Warren County
Washington County
Wayne County
Webster County
Worth County
Wright County

NEW YORK

Albany County
Allegany County
Bronx County
Broome County
Cattaraugus County
Cayuga County
Chautauqua County
Chemung County
Chenango County
Clinton County
Columbia County
Cortland County
Delaware County
Dutchess County
Erie County
Essex County
Franklin County
Fulton County
Genesee County
Greene County
Hamilton County

Herkimer County
Jefferson County
Kings County
Lewis County
Livingston County
Madison County
Monroe County
Montgomery County
Nassau County
New York County
Niagara County
Oneida County
Onondaga County
Ontario County
Orange County
Orleans County
Oswego County
Otsego County
Putnam County
Queens County
Rensselaer County

Richmond County
Rockland County
Saratoga County
Schenectady County
Schoharie County
Schuyler County
Seneca County
St. Lawrence County
Steuben County
Suffolk County
Sullivan County
Tioga County
Tompkins County
Ulster County
Warren County
Washington County
Wayne County
Westchester County
Wyoming County
Yates County

NEW JERSEY

Atlantic County Camden County Cape May County Cumberland County Essex County Gloucester County Hudson County	Bergen County Hunterdon County Mercer County Middlesex County Monmouth County Morris County Ocean County	Burlington County Passaic County Salem County Somerset County Sussex County Union County Warren County

NORTH CAROLINA

Alamance County
Alexander County
Alleghany County
Anson County
Ashe County
Avery County
Beaufort County
Bertie County
Bladen County
Brunswick County
Buncombe County
Burke County
Cabarrus County
Caldwell County
Camden County
Carteret County
Caswell County
Catawba County
Chatham County
Cherokee County
Chowan County
Clay County
Cleveland County
Columbus County
Craven County
Cumberland County
Currituck County
Dare County
Davidson County
Davie County
Duplin County
Durham County
Edgecombe County
Forsyth County

Franklin County
Gaston County
Gates County
Graham County
Granville County
Greene County
Guilford County
Halifax County
Harnett County
Haywood County
Henderson County
Hertford County
Hoke County
Hyde County
Iredell County
Jackson County
Johnston County
Jones County
Lee County
Lenoir County
Lincoln County
Macon County
Madison County
Martin County
McDowell County
Mecklenburg County
Mitchell County
Montgomery County
Moore County
Nash County
New Hanover County
Northampton County
Onslow County
Orange County

Pamlico County
Pasquotank County
Pender County
Perquimans County
Person County
Pitt County
Polk County
Randolph County
Richmond County
Robeson County
Rockingham County
Rowan County
Rutherford County
Sampson County
Scotland County
Stanly County
Stokes County
Surry County
Swain County
Transylvania County
Tyrrell County
Union County
Vance County
Wake County
Warren County
Washington County
Watauga County
Wayne County
Wilkes County
Wilson County
Yadkin County
Yancey County

OHIO

Adams County
Allen County
Ashland County
Carroll County
Champaign County
Clark County
Clermont County
Clinton County
Columbiana County
Coshocton County
Crawford County
Cuyahoga County
Darke County
Defiance County
Delaware County
Erie County
Fairfield County
Fayette County
Franklin County
Fulton County
Gallia County
Geauga County
Greene County
Guernsey County
Hamilton County
Hancock County
Hardin County
Harrison County
Henry County
Highland County

Ashtabula County
Athens County
Auglaize County
Hocking County
Holmes County
Huron County
Jackson County
Jefferson County
Knox County
Lake County
Lawrence County
Licking County
Logan County
Lorain County
Lucas County
Madison County
Mahoning County
Marion County
Medina County
Meigs County
Mercer County
Miami County
Monroe County
Montgomery County
Morgan County
Morrow County
Muskingum County
Noble County
Ottawa County
Paulding County

Belmont County
Brown County
Butler County
Perry County
Pickaway County
Pike County
Portage County
Preble County
Putnam County
Richland County
Ross County
Sandusky County
Scioto County
Seneca County
Shelby County
Stark County
Summit County
Trumbull County
Tuscarawas County
Union County
Van Wert County
Vinton County
Warren County
Washington County
Wayne County
Williams County
Wood County
Wyandot County

OKLAHOMA

Adair County
Alfalfa County
Atoka County
Beaver County
Beckham County
Blaine County
Bryan County
Caddo County
Canadian County
Carter County
Cherokee County
Choctaw County
Cimarron County
Cleveland County
Coal County
Comanche County
Cotton County
Craig County
Creek County
Ottawa County
Pawnee County
Payne County
Pittsburg County
Pontotoc County
Pottawatomie County
Pushmataha County

Custer County
Delaware County
Dewey County
Ellis County
Garfield County
Garvin County
Grady County
Grant County
Greer County
Harmon County
Harper County
Haskell County
Hughes County
Jackson County
Jefferson County
Johnston County
Kay County
Kingfisher County
Kiowa County
Roger Mills County
Rogers County
Seminole County
Sequoyah County
Stephens County
Texas County
Tillman County

Latimer County
Le Flore County
Lincoln County
Logan County
Love County
Major County
Marshall County
Mayes County
McClain County
McCurtain County
McIntosh County
Murray County
Muskogee County
Noble County
Nowata County
Okfuskee County
Oklahoma County
Okmulgee County
Osage County
Tulsa County
Wagoner County
Washington County
Washita County
Woods County
Woodward County

PENNSYLVANIA

Adams County
Allegheny County
Armstrong County
Beaver County
Bedford County
Berks County
Blair County
Bradford County
Bucks County
Butler County
Cambria County
Cameron County
Carbon County
Centre County
Chester County
Clarion County
Clearfield County
Clinton County
Columbia County
Crawford County
Cumberland County
Dauphin County
Delaware County

Elk County
Erie County
Fayette County
Forest County
Franklin County
Fulton County
Greene County
Huntingdon County
Indiana County
Jefferson County
Juniata County
Lackawanna County
Lancaster County
Lawrence County
Lebanon County
Lehigh County
Luzerne County
Lycoming County
McKean County
Mercer County
Mifflin County
Monroe County
Montgomery County

Montour County
Northampton County
Northumberland County
Perry County
Philadelphia County
Pike County
Potter County
Schuylkill County
Snyder County
Somerset County
Sullivan County
Susquehanna County
Tioga County
Union County
Venango County
Warren County
Washington County
Wayne County
Westmoreland County
Wyoming County
York County

SOUTH CAROLINA

Abbeville County
Aiken County
Allendale County
Anderson County
Bamberg County
Barnwell County
Beaufort County
Berkeley County
Calhoun County
Charleston County
Cherokee County
Chester County
Chesterfield County
Richland County
Saluda County
Spartanburg County

Clarendon County
Colleton County
Darlington County
Dillon County
Dorchester County
Edgefield County
Fairfield County
Florence County
Georgetown County
Greenville County
Greenwood County
Hampton County
Horry County
Sumter County
Union County
Williamsburg County

Jasper County
Kershaw County
Lancaster County
Laurens County
Lee County
Lexington County
Marion County
Marlboro County
McCormick County
Newberry County
Oconee County
Orangeburg County
Pickens County
York County

TENNESSEE

Anderson County
Bedford County
Benton County
Bledsoe County
Blount County
Bradley County
Campbell County
Cannon County
Carroll County
Carter County
Cheatham County
Chester County
Claiborne County
Clay County
Cocke County
Coffee County
Crockett County
Cumberland County
Davidson County
Decatur County
DeKalb County
Dickson County
Dyer County
Fayette County
Fentress County
Franklin County
Gibson County
Giles County
Grainger County
Greene County
Grundy County
Hamblen County

Hamilton County
Hancock County
Hardeman County
Hardin County
Hawkins County
Haywood County
Henderson County
Henry County
Hickman County
Houston County
Humphreys County
Jackson County
Jefferson County
Johnson County
Knox County
Lake County
Lauderdale County
Lawrence County
Lewis County
Lincoln County
Loudon County
Macon County
Madison County
Marion County
Marshall County
Maury County
McMinn County
McNairy County
Meigs County
Monroe County
Montgomery County
Moore County

Morgan County
Obion County
Overton County
Perry County
Pickett County
Polk County
Putnam County
Rhea County
Roane County
Robertson County
Rutherford County
Scott County
Sequatchie County
Sevier County
Shelby County
Smith County
Stewart County
Sullivan County
Sumner County
Tipton County
Trousdale County
Unicoi County
Union County
Van Buren County
Warren County
Washington County
Wayne County
Weakley County
White County
Williamson County
Wilson County

TEXAS
Anderson County Andrews County Angelina County Aransas County Archer County Armstrong County Atascosa County Austin County Bailey County	Bandera County Bastrop County Baylor County Bee County Bell County Bexar County Blanco County Borden County Bosque County	Bowie County Brazoria County Brazos County Brewster County Briscoe County Brooks County Brown County Burleson County Burnet County

Caldwell County
Calhoun County
Callahan County
Cameron County
Camp County
Carson County
Cass County
Castro County
Chambers County
Cherokee County
Childress County
Clay County
Cochran County
Coke County
Coleman County
Collin County
Collingsworth County
Colorado County
Comal County
Comanche County
Concho County
Cooke County
Coryell County
Cottle County
Crane County
Crockett County
Crosby County
Culberson County
Dallam County
Dallas County
Dawson County
Deaf Smith County
Delta County
Denton County
DeWitt County
Dickens County
Dimmit County
Donley County
Duval County
Eastland County
Ector County
Edwards County
El Paso County
Ellis County
Erath County
Falls County
Fannin County
Fayette County
Fisher County
Navarro County
Newton County
Nolan County
Nueces County
Ochiltree County
Oldham County
Orange County
Palo Pinto County
Panola County
Parker County
Parmer County
Pecos County
Polk County
Potter County
Presidio County
Rains County
Randall County
Reagan County
Real County
Red River County
Reeves County
Refugio County
Roberts County
Robertson County
Rockwall County
Runnels County
Rusk County

Floyd County
Foard County
Fort Bend County
Franklin County
Freestone County
Frio County
Gaines County
Galveston County
Garza County
Gillespie County
Glasscock County
Goliad County
Gonzales County
Gray County
Grayson County
Gregg County
Grimes County
Guadalupe County
Hale County
Hall County
Hamilton County
Hansford County
Hardeman County
Hardin County
Harris County
Harrison County
Hartley County
Haskell County
Hays County
Hemphill County
Henderson County
Hidalgo County
Hill County
Hockley County
Hood County
Hopkins County
Houston County
Howard County
Hudspeth County
Hunt County
Hutchinson County
Irion County
Jack County
Jackson County
Jasper County
Jeff Davis County
Jefferson County
Jim Hogg County
Jim Wells County
Sabine County
San Augustine County
San Jacinto County
San Patricio County
San Saba County
Schleicher County
Scurry County
Shackelford County
Shelby County
Sherman County
Smith County
Somervell County
Starr County
Stephens County
Sterling County
Stonewall County
Sutton County
Swisher County
Tarrant County
Taylor County
Terrell County
Terry County
Throckmorton County
Titus County
Tom Green County
Travis County
Trinity County

Johnson County
Jones County
Karnes County
Kaufman County
Kendall County
Kenedy County
Kent County
Kerr County
Kimble County
King County
Kinney County
Kleberg County
Knox County
La Salle County
Lamar County
Lamb County
Lampasas County
Lavaca County
Lee County
Leon County
Liberty County
Limestone County
Lipscomb County
Live Oak County
Llano County
Loving County
Lubbock County
Lynn County
Madison County
Marion County
Martin County
Mason County
Matagorda County
Maverick County
McCulloch County
McLennan County
McMullen County
Medina County
Menard County
Midland County
Milam County
Mills County
Mitchell County
Montague County
Montgomery County
Moore County
Morris County
Motley County
Nacogdoches County
Tyler County
Upshur County
Upton County
Uvalde County
Val Verde County
Van Zandt County
Victoria County
Walker County
Waller County
Ward County
Washington County
Webb County
Wharton County
Wheeler County
Wichita County
Wilbarger County
Willacy County
Williamson County
Wilson County
Winkler County
Wise County
Wood County
Yoakum County
Young County
Zapata County
Zavala County